Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Firefly Technologies, Inc.


We hereby consent to the use in this Current Report on Form 8-K/A of our report dated May 5, 2000, relating to the financial statements of Firefly Technologies, Inc. included herein at Item 99.1.


                                                      /s/ KPMG LLP



Hartford, CT
July 19, 2000


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